EXECUTION VERSION DATED JULY 20, 2015 GT ADVANCED TECHNOLOGIES LIMITED AS COMPANY GTAT CORPORATION AS PRIORITY CHARGEE GTAT CORPORATION AS CONTINGENT CHARGEE AND GTAT CORPORATION AND GTAT ADVANCED EQUIPMENT HOLDING LLC AS INTERCOMPANY SALES CHARGEES DEBENTURE

CONTENTS Clause Page 1.  Definitions and Interpretation ........................................................................................ 1  2.  Covenant to Pay ............................................................................................................. 5  3.  Priority Note Floating Charge ........................................................................................ 6  4.  Contingent Note Floating Charge .................................................................................. 6  5.  Intercompany Sales Floating Charges ........................................................................... 6  6.  Crystallisation of Floating Charge ................................................................................. 6  7.  Perfection of Security .................................................................................................... 7  8.  Further Assurance .......................................................................................................... 8  9.  Negative Pledge and Disposals ...................................................................................... 8  10.  General Undertakings .................................................................................................... 8  11.  Enforcement of Security ................................................................................................ 9  12.  Powers of Sale................................................................................................................ 9  13.  Appointment of Receiver or Administrator ................................................................. 10  14.  Powers of Receiver ...................................................................................................... 11  15.  Priority and Application of Monies ............................................................................. 14  16.  Receipt and Protection of Purchasers .......................................................................... 15  17.  Power of Attorney ........................................................................................................ 16  18.  Representations ............................................................................................................ 16  19.  Effectiveness of Security ............................................................................................. 17  20.  Release of Security ...................................................................................................... 19  21.  Subsequent and Prior Security Interests ...................................................................... 22  22.  Currency Conversion ................................................................................................... 22  23.  Stamp taxes .................................................................................................................. 22  24.  Discretion and Delegation ............................................................................................ 22  25.  Set-off .......................................................................................................................... 23  26.  Changes to Parties ........................................................................................................ 23  27.  Amendments and Waivers ........................................................................................... 24  28.  Third Party Rights ........................................................................................................ 24  29.  Counterparts ................................................................................................................. 24  30.  Governing Law ............................................................................................................ 24  31.  Jurisdiction ................................................................................................................... 24

- 1 - THIS DEBENTURE is made on July 20, 2015 BY: (1) GT ADVANCED TECHNOLOGIES LIMITED, a private company limited by shares incorporated in Hong Kong with company registration number 1371858 whose registered office is at 13/F, Tower 2, The Gateway, Harbour City, 25 Canton Road, Twimshatsui, Kowloon, Hong Kong (the "Company"); (2) GTAT CORPORATION, a Delaware corporation, in its capacity as chargee under the Priority Note (as defined below) (the "Priority Chargee", which expression shall include its successors, assigns and transferees); (3) GTAT CORPORATION, a Delaware corporation, in its capacity as chargee under the Contingent Note (as defined below) (the "Contingent Chargee", which expression shall include its successors, assigns and transferees); (4) GTAT CORPORATION, a Delaware corporation, in its capacity as chargee under the Intercompany Sales Agreement (as defined below) ("GTAT" or an "Intercompany Sales Chargee", which expression shall include its successors, assigns and transferees); and (5) GTAT ADVANCED EQUIPMENT HOLDING LLC as chargee under the Intercompany Sales Agreement (as defined below) ("GTE" or an "Intercompany Sales Chargee", which expression shall include its successors, assigns and transferees and together with GTAT Corporation in its capacity as Intercompany Sales Chargee, the "Intercompany Sales Chargees" and together with the Priority Chargee and the Contingent Chargee, the "Chargees”). NOW THIS DEBENTURE WITNESSES as follows: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions Unless otherwise defined in this Debenture or unless the context otherwise requires, terms and expressions defined in or construed for the purposes of the Intercompany Sales Agreement shall bear the same meanings when used herein. In addition: "Accounts” has the meaning given to that term in the Intercompany Sales Agreement. "ASF Furnaces” has the meaning given to that term in the Intercompany Sales Agreement. "ASF Furnace Sales" has the meaning given to that term in the Contingent Note. "Charged ASF Proceeds" means: (i) 100 per cent. of the amount of proceeds from ASF Furnace Sales received by the Company and owed to GTAT Corporation pursuant to the terms of the Intercompany Settlement Agreement;

- 2 - (ii) 100 per cent. of the amount of proceeds from ASF Furnace Sales received by the Company and owed to GTE pursuant to the terms of the Intercompany Settlement Agreement; and (iii) 50 per cent. of the amount of proceeds from ASF Furnace Sales retained by the Company, provided that an aggregate amount in respect of (i), (ii) and (iii) above equal to US$10,000,000 shall not constitute Charged ASF Proceeds and shall not be subject to the Security constituted by this Debenture. "Charged Property" means all the assets and undertaking of the Company (including without limitation the Charged ASF Proceeds, the GTAT Collateral, and the GTE Collateral) which from time to time are the subject of the Security created or expressed to be created in favour of the Chargees by or pursuant to this Debenture. "Collateral Rights" means all rights, powers and remedies of the Chargees provided by or pursuant to this Debenture or by law. "Company Chapter 11 Case" means the Chapter 11 case of the Company pending in the United States Bankruptcy Court for the District of New Hampshire (Case No. 14- 11920-HJB). "Contingent Note" means the US$130,000,000 note dated on or about the date of this Debenture and issued by the Company in favour of the Contingent Chargee. "Contingent Note Floating Charge" has the meaning given to that term in Clause 4.1 (Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of the Contingent Chargee as security for the payment and discharge of the Secured Obligations, by way of floating charge, the Charged ASF Proceeds and all Related Rights in relation thereto (the "Contingent Note Floating Charge").). "Event of Default" has, in respect of each Secured Document, the meaning given to it in that Secured Document. "Existing Account Charge" means the charge over account dated 6 November 2013 and made between the Company as chargor and the Existing Chargee. "Existing Chargee" means Bank of America, National Association. "GTAT Collateral" means: (a) all present and future Accounts of the Company in any way related to Intercompany Sales of ASF Furnaces by GTAT to the Company, or to which the proceeds of any such Intercompany Sales are at any time credited; (b) all present and future Letter-of-Credit Rights of the Company in any way related to ASF Furnaces that are or were the subject of Intercompany Sales by GTAT to the Company;

- 3 - (c) all present and future rights of the Company in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT to the Company; (d) all present and future rights and remedies (including without limitation any rights of reclamation, replevin or recovery, any mechanic’s liens or other liens, any rights of set-off and all other rights or remedies) of the Company, in each case, in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT to the Company; (e) all present and future rights of the Company in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTAT to the Company; and (f) all present and future rights of the Company in respect of returned goods arising in relation to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT to the Company. "GTE Collateral" means: (a) all present and future Accounts of the Company in any way related to Intercompany Sales of ASF Furnaces by GTE to the Company, or to which the proceeds of any such Intercompany Sales are at any time credited; (b) all present and future Letter-of-Credit Rights of the Company in any way related to ASF Furnaces that are or were the subject of Intercompany Sales by GTE to the Company; (c) all present and future rights of the Company in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTE to the Company; (d) all present and future rights and remedies (including without limitation any rights of reclamation, replevin or recovery, any mechanic’s liens or other liens, any rights of set-off and all other rights or remedies) of the Company, in each case, in any way related to ASF Furnaces that are or were the subject of Intercompany Sales made by GTE to the Company; (e) all present and future rights of the Company in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTE to the Company; (f) all present and future rights of the Company in respect of returned goods arising in relation to ASF Furnaces that are or were the subject of Intercompany Sales made by GTE to the Company. "Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.

- 4 - "Intercompany Sales" has the meaning given to that term in the Intercompany Sales Agreement. "Intercompany Sales Agreement" means the intercompany sales agreement dated on or about the date of this Debenture and made between the Company and the Intercompany Sales Chargees. "Intercompany Sales Floating Charges" has the meaning given to that term in Clause 5.1 (5.1). "Letter-of-Credit Rights" has the meaning given to that term in the Intercompany Sales Agreement. "Priority Note" means the US$22,500,000 note dated on or about the date of this Debenture and issued by the Company in favour of the Priority Chargee. "Priority Note Floating Charge" has the meaning given to that term in Clause 3 (Priority Note Floating Charge). "Receiver" means a receiver or receiver and manager or an administrative receiver of the whole or any part of the Charged Property and that term will include any appointee made under a joint and/or several appointment. "Related Rights" means, in relation to any asset: (a) the proceeds of sale of any part of that asset; (b) all rights under any licence, agreement for sale, lease or other disposal in respect of that asset; (c) all rights, powers, benefits, claims, contracts, warranties, remedies, security, guarantees, indemnities or covenants for title in respect of that asset; (d) any moneys and proceeds paid or payable in respect of that asset; and (e) (in the case where such asset comprises any share, equity interest or other security) all dividends, distributions, interest and monies payable in respect thereof and any rights, assets, shares and/or securities deriving therefrom or accruing thereto whether by way of redemption, bonus, preference, option, substitution, conversion, compensation or otherwise. "Secured Documents" means each of the Priority Note, the Contingent Note and the Intercompany Sales Agreement. "Secured Obligations" means all present and future obligations and liabilities (whether actual or contingent and owed in any capacity whatsoever) of the Company to each Chargee under each Secured Document. "Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

- 5 - "Supporting Obligations" has the meaning given to that term in the Intercompany Sales Agreement. "US$" means U.S. Dollars, the lawful currency of the United States of America. 1.2 Construction In this Debenture: 1.2.1 any reference to: (a) the "Company", the "Priority Chargee", the "Contingent Chargee", any "Intercompany Sales Chargee", any "Chargee" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Secured Documents or this Debenture; (b) a "Secured Document" or any other agreement or instrument is a reference to that Secured Document or other agreement or instrument as amended, novated, supplemented, extended or restated; (c) a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); (d) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; (e) a provision of law is a reference to that provision as amended or re- enacted; and (f) a time of day is a reference to Hong Kong time; and 1.2.2 save where the context otherwise requires, references in this Debenture to any Clause or Schedule shall be to a clause or schedule contained in this Debenture. 2. COVENANT TO PAY The Company hereby covenants with each Chargee that it shall on demand of any Chargee discharge all Secured Obligations on their due date in accordance with their terms provided that neither such covenant nor the Security constituted by this Debenture shall extend to or include any liability or sum that would, but for this proviso, cause such covenant or security to be unlawful or prohibited by any applicable law.

- 6 - 3. PRIORITY NOTE FLOATING CHARGE Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of the Priority Chargee as security for the payment and discharge of the Secured Obligations, by way of first floating charge, all present and future assets (including without limitation any real, personal, tangible or intangible property and any and all intercompany claims and receivables) and undertaking of the Company and all Related Rights in relation thereto (the "Priority Note Floating Charge"). 4. CONTINGENT NOTE FLOATING CHARGE 4.1 Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of the Contingent Chargee as security for the payment and discharge of the Secured Obligations, by way of floating charge, the Charged ASF Proceeds and all Related Rights in relation thereto (the "Contingent Note Floating Charge"). 4.2 The Contingent Note Floating Charge shall be deferred in point of priority to the Priority Note Floating Charge. 5. INTERCOMPANY SALES FLOATING CHARGES 5.1 Subject to the Existing Account Charge, the Company hereby charges as beneficial owner in favour of: 5.1.1 GTAT, as security for the payment and discharge of the Secured Obligations, by way of floating charge, the GTAT Collateral; and 5.1.2 GTE, as security for the payment and discharge of the Secured Obligations, by way of floating charge, the GTE Collateral, and (in each case) all Related Rights in relation thereto (the "Intercompany Sales Floating Charges"). 5.2 The Intercompany Sales Floating Charges shall be deferred in point of priority to (i) the Priority Note Floating Charge and (ii) the Contingent Note Floating Charge. 6. CRYSTALLISATION OF FLOATING CHARGE 6.1 Crystallisation: By Notice Each Chargee may at any time by notice in writing to the Company convert any floating charge created under this Debenture with immediate effect into a fixed charge as regards any property or assets specified in the notice if: 6.1.1 an Event of Default has occurred and is continuing under the applicable Secured Document; or 6.1.2 such Chargee reasonably considers that any of the Charged Property may be in jeopardy or in danger of being seized or sold pursuant to any form of legal process; or

- 7 - 6.1.3 such Chargee reasonably considers that it is desirable in order to protect the priority of the Security constituted by this Debenture. 6.2 Crystallisation: Automatic Notwithstanding Clause 6.1 (Crystallisation: By Notice) and without prejudice to any law which may have a similar effect, any floating charge created by this Debenture will automatically be converted (without notice) with immediate effect into a fixed charge as regards all the assets subject to the floating charge if: 6.2.1 the Company creates or attempts to create any Security (other than Security that is permitted under this Debenture or any Secured Document) over any of the Charged Property; or 6.2.2 any person levies or attempts to levy any distress, execution or other process against any of the Charged Property; or 6.2.3 a petition is presented for the compulsory winding-up of the Company; or 6.2.4 a meeting is convened for the passing of a resolution for the voluntary winding-up of the Company; or 6.2.5 an application is presented or made for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any of the assets of the Company; or 6.2.6 a resolution is passed or an order is made for the winding-up, dissolution, administration or re-organisation of the Company or any provisional liquidator or liquidator is appointed to or in respect of the Company; or 6.2.7 any event occurs under the laws of any jurisdiction having a similar or analogous effect to any of those events referred to in sub-clauses 6.2.3 to 6.2.6; or 6.2.8 the Existing Chargee enforces or takes any steps with a view towards enforcing, the Security created under or pursuant to the Existing Account Charge, provided that no crystallisation shall occur under this Clause 6.2 in connection with a plan of reorganization in the Company Chapter 11 Case. 7. PERFECTION OF SECURITY The Company shall, as soon as practicable but in any event within ten days of the date of this Debenture, submit the specified particulars of the Security created under this Debenture for registration with the Hong Kong Companies Registry in accordance with the relevant laws and regulations of Hong Kong, and promptly upon such registration having been completed, deliver evidence thereof to each Chargee.

- 8 - 8. FURTHER ASSURANCE 8.1 Further Assurance: General 8.1.1 The Company shall promptly at its own cost do all such acts and/or execute all such documents (including without limitation assignments, transfers, mortgages, charges, notices and instructions) as each Chargee may reasonably specify (and in such form as such Chargee may reasonably require in favour of such Chargee or its nominee(s)): (a) to perfect the Security created or intended to be created in respect of the Charged Property (which may include, without limitation, the execution by the Company of a mortgage, charge or assignment over all or any of the assets constituting, or intended to constitute, any part of Charged Property) or for the exercise of the Collateral Rights; (b) to confer on each Chargee security over any property and assets of the Company located in any jurisdiction outside Hong Kong equivalent or similar to the Security intended to be conferred by or pursuant to this Debenture; and/or (c) to facilitate the realisation of the Charged Property. 8.2 Necessary Action The Company shall from time to time take all such action (whether or not requested to do so by any Chargee) as is or shall be available to it (including without limitation obtaining and/or effecting all authorisations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Chargees by or pursuant to this Debenture. 8.3 Implied Covenants for Title The obligations of the Company under this Debenture shall be in addition to any covenants for title deemed to be included in this Debenture under the Conveyancing and Property Ordinance (Cap. 219) and/or general law. 9. NEGATIVE PLEDGE AND DISPOSALS 9.1 Negative Pledge The Company undertakes that it shall not, at any time during the subsistence of this Debenture, create or permit to subsist any Security over all or any part of the Charged Property, except for the Security constituted by this Debenture and the Existing Account Charge. 10. GENERAL UNDERTAKINGS 10.1 Information and Access The Company shall from time to time on request of each Chargee, furnish such Chargee with such information as the Company may reasonably require about the

- 9 - Company's business and affairs, the Charged Property, the Existing Account Charge and/or the Company's compliance with the terms of this Debenture and the Company shall permit each Chargee, its representatives, professional advisers and contractors, free access at all reasonable times and on reasonable notice to (a) inspect and take copies and extracts from the books, accounts and records of the Company and (b) to view the Charged Property or any part thereof (without becoming liable as mortgagee in possession). 11. ENFORCEMENT OF SECURITY 11.1 Enforcement Upon and after the occurrence of an Event of Default or if the Company requests any Chargee to exercise any of its powers under this Debenture or if any event described in any of Clauses 6.2.1 to 6.2.8 occurs, the Security created by or pursuant to this Debenture is immediately enforceable and each Chargee may, without notice to the Company or prior authorisation from any court, in its absolute discretion: 11.1.1 enforce all or any part of such security (at the times, in the manner and on the terms it thinks fit) and take possession of and hold or dispose of all or any part of the Charged Property; and 11.1.2 whether or not it has appointed a Receiver, exercise all or any of the powers, authorities and discretions conferred by the Conveyancing and Property Ordinance (Cap. 219) (as varied or extended by this Debenture) on mortgagees and by this Debenture on any Receiver or otherwise conferred by law on mortgagees and/or Receivers. 11.2 No Liability as Mortgagee in Possession Neither any Chargee nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Charged Property or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Property to which a mortgagee or a mortgagee in possession might otherwise be liable. 12. POWERS OF SALE 12.1 Extension of Powers The power of sale or other disposal conferred on each Chargee and on any Receiver by this Debenture shall operate as a variation and extension of the statutory power of sale under Sections 51 and 53 of the Conveyancing and Property Ordinance (Cap. 219) and such power shall arise (and the Secured Obligations shall be deemed due and payable for that purpose) on execution of this Debenture. 12.2 Restrictions The restrictions contained in paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Cap. 219) shall not apply to this Debenture or to the exercise by any Chargee of its right to consolidate all or any of the Security created by or pursuant to this Debenture with any other security in existence at any time or to its

- 10 - power of sale, which powers may be exercised by any Chargee without notice to the Company on or at any time after the occurrence of an Event of Default or any of the events described in any of Clauses 6.2.1 to 6.2.8. Any restrictions on the consolidation of security shall be excluded to the fullest extent permitted by law. 13. APPOINTMENT OF RECEIVER OR ADMINISTRATOR 13.1 Appointment and Removal Upon and after the occurrence of an Event of Default or if requested to do so by the Company or if any of the events described in any of Clauses 6.2.1 to 6.2.86.2.7 occur, each Chargee may by deed or otherwise (acting through an authorised officer of such Chargee), without prior notice to the Company: 13.1.1 appoint one or more persons to be a Receiver of the whole or any part of the Charged Property; 13.1.2 appoint two or more Receivers of separate parts of the Charged Property; 13.1.3 remove (so far as it is lawfully able) any Receiver so appointed; and/or 13.1.4 appoint another person(s) as an additional or replacement Receiver(s). 13.2 Capacity of Receivers Each person appointed to be a Receiver pursuant to Clause 13.1 (Appointment and Removal) shall be: 13.2.1 entitled to act individually or together with any other person appointed or substituted as Receiver; 13.2.2 for all purposes deemed to be the agent of the Company which shall be solely responsible for his acts, defaults and liabilities and for the payment of his remuneration and no Receiver shall at any time act as agent for any Chargee; and 13.2.3 entitled to remuneration for his services at a rate to be fixed by any Chargee from time to time. 13.3 Statutory Powers of Appointment The powers of appointment of a Receiver herein contained shall be in addition to all statutory and other powers of appointment of the Chargees under the Conveyancing and Property Ordinance (Cap. 219) (as varied and extended by this Debenture) or otherwise and such powers shall remain exercisable from time to time by the Chargees in respect of all or any part of the Charged Property.

- 11 - 14. POWERS OF RECEIVER 14.1 Powers of Receiver Every Receiver shall (subject to any restrictions in the instrument appointing him but notwithstanding any winding-up or dissolution of the Company) have and be entitled to exercise, in relation to the Charged Property (and any assets of the Company which, when got in, would be Charged Property) or that part thereof in respect of which he was appointed, and as varied and extended by the provisions of this Debenture (in the name of or on behalf of the Company or in his own name and, in each case, at the cost of the Company): 14.1.1 all the powers conferred by the Conveyancing and Property Ordinance (Cap. 219) on mortgagors and on mortgagees in possession and on receivers appointed under that Ordinance; 14.1.2 all the powers and rights of an absolute owner and power to do or omit to do anything which the Company itself could do or omit to do; and 14.1.3 the power to do all things (including without limitation bringing or defending proceedings in the name or on behalf of the Company) which seem to the Receiver to be incidental or conducive to (a) any of the functions, powers, authorities or discretions conferred on or vested in him or (b) the exercise of any Collateral Rights (including without limitation realisation of all or any part of the Charged Property) or (c) bringing to his hands any assets of the Company forming, or which when got in would be, part of the Charged Property. 14.2 Additional Powers of Receiver In addition to and without prejudice to the generality of the foregoing, every Receiver shall (subject to any limitations or restrictions expressed in the instrument appointing him but notwithstanding any winding-up or dissolution of the Company) have the following powers in relation to the Charged Property (and any assets of the Company which, when got in, would be part of the Charged Property) in respect of which he was appointed (and every reference in this Clause 14.2 to the "Charged Property" shall be read as a reference to that part of the Charged Property in respect of which such Receiver was appointed): 14.2.1 Take Possession power to enter upon, take immediate possession of, collect and get in the Charged Property including without limitation rents and other income whether accrued before or after the date of his appointment and for that purpose to make, or to require the directors of the Company to make, calls conditionally or unconditionally upon the holders of the Company's share capital in respect of any such capital of the Company which remains uncalled and to enforce payment of calls so made and any previous unpaid calls by taking proceedings in the name of the Company or in his own name;

- 12 - 14.2.2 Proceedings and Claims power to bring, prosecute, enforce, defend and abandon applications, claims, disputes, actions, suits and proceedings in connection with the business of the Company or all or any part of the Charged Property or the Debenture in the name of the Company or in his own name and to submit to arbitration, negotiate, compromise and settle any such applications, claims, disputes, actions, suits or proceedings and in addition to take or defend proceedings for the compulsory winding-up of the Company and proceedings for directions under Section 255 of the Companies Ordinance (Cap. 32); 14.2.3 Carry on Business power to carry on and manage, or concur in the carrying on and management of or to appoint a manager of, the whole or any part of the Company's business in such manner as he shall in his absolute discretion think fit including without limitation the power to enter into any contract or arrangement and to perform, repudiate, rescind or vary any contract to which the Company is a party and power to supervise, control and finance any subsidiary of the Company or any other body corporate (including without limitation any referred to in Clause 14.2.6 below) and its business and the conduct thereof and to change the situation of the registered office of the Company or any such subsidiary or other body corporate; 14.2.4 Deal with Charged Property without the need to observe the restrictions imposed by paragraph 11 of the Fourth Schedule to the Conveyancing and Property Ordinance (Cap. 219), power, in relation to the Charged Property and each and every part thereof, to sell, transfer, convey, grant or accept surrenders of leases, vary, terminate or surrender leases, grant, vary or terminate licences or rights of user (in each case with or without consideration) or concur in any of the foregoing by the Company or any other receiver or manager of the Company (including without limitation to or in favour of the Chargees) in such manner and generally on such terms as he thinks fit including without limitation, without the consent of the Company, the severing and separate disposal from the premises to which they were affixed of fixtures and plant and machinery; 14.2.5 Acquisitions power to purchase, lease, hire or otherwise acquire any assets or rights of any description which he shall in his absolute discretion consider necessary or desirable for the carrying on, improvement or realisation of the whole or any part of the Charged Property or the business of the Company or otherwise for the benefit of the whole or any part of the Charged Property; 14.2.6 New Subsidiary power to promote, procure the formation or otherwise acquire the share capital of, any body corporate with a view to such body corporate becoming a subsidiary of the Company or otherwise and purchasing, leasing or otherwise

- 13 - acquiring an interest in the whole or any part of the Charged Property or carrying on any business in succession to the Company or any subsidiary of the Company; 14.2.7 Landlord and Tenant power to make allowances to and re-arrangements with any lessees, tenants or other persons from whom any rents and profits may be receivable (including granting any licences and operating any rent reviews) and to exercise any powers and discretions conferred on a landlord or a tenant by any statutory provision or by general law from time to time in force in relation to all or any part of the Charged Property; 14.2.8 Repairs, etc. power to undertake, effect or complete any work of repair, refurbishment, decoration, modification, building, improvement or development of all or any part of the Charged Property as he may think expedient and to apply for and obtain any planning permissions, building regulation approvals and any other permissions, consents or licences in each case as he may in his absolute discretion think fit and to acquire (or acquire an interest in) any such property as he may think expedient; 14.2.9 Insurance power to effect, maintain or renew indemnity and other insurances and to obtain bonds and performance guarantees; 14.2.10 Employment power to employ, engage, dismiss or vary the terms of employment or engagement of such employees, workmen, servants, officers, managers, agents and advisers on such terms as to remuneration and otherwise as he shall think fit including without limitation power to engage his own firm in the conduct of the receivership; 14.2.11 Borrowing power to raise or borrow money from any Chargee or any other person to rank either in priority to the security constituted by this Debenture or any part of it or otherwise and with or without a mortgage or charge on the Charged Property or any part of it on such terms as he shall in his absolute discretion think fit (and no person lending such money shall be concerned to see or enquire as to the propriety or purpose of the exercise of such power or the application of money so raised or borrowed); 14.2.12 Redemption of Security power to redeem, discharge or compromise any security whether or not having priority to the security constituted by this Debenture or any part of it;

- 14 - 14.2.13 Covenants, Guarantees and Indemnities power to enter into bonds, covenants, guarantees, commitments, indemnities and other obligations or liabilities as he shall think fit, to make all payments needed to effect, maintain or satisfy such obligations or liabilities and to use the company seal of the Company; and 14.2.14 Exercise of Powers in Company's Name power to exercise any or all of the above powers on behalf of and in the name of the Company (notwithstanding any winding-up or dissolution of the Company) or on his own behalf. 14.3 Terms of Disposition In making any sale or other disposal of all or any part of the Charged Property or any acquisition in the exercise of their respective powers (including without limitation a disposal by a Receiver to any subsidiary of the Company or other body corporate as is referred to in Clause 14.2.6), a Receiver or any Chargee may accept or dispose of as, and by way of consideration for, such sale or other disposal or acquisition, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may, if thought expedient by the Receiver or any Chargee, be nil or may be payable or receivable in a lump sum or by instalments. Any contract for any such sale, disposal or acquisition by the Receiver or any Chargee may contain conditions excluding or restricting the personal liability of the Receiver or such Chargee. 15. PRIORITY AND APPLICATION OF MONIES 15.1 Security Each Chargee agrees that the Security constituted by this Debenture shall rank and secure the following liabilities of the Company (but only to the extent that such Security is expressed to secure those liabilities of the Company) in the following order: 15.1.1 first, the liabilities of the Company under the Priority Note; 15.1.2 second, (a) with respect to the Charged ASF Proceeds, the liabilities of the Company under the Contingent Note and (b) with respect to the GTAT Collateral and the GTE Collateral other than the Charged ASF Property, the liabilities of the Company under the Intercompany Sales Agreement; and 15.1.3 third, with respect to the GTAT Collateral and the GTE Collateral that is also Charged ASF Property, the liabilities of the Company under the Intercompany Sales Agreement.

- 15 - 15.2 Payments under Secured Documents The Company may make payments of the Secured Obligations at any time in accordance with the terms of the Secured Documents, and each Chargee may receive any such payments made in accordance with the terms of the Secured Documents. 15.3 Application of Monies Save as made under Clause 15.2 (Payments under Secured Documents) or as otherwise expressly provided in this Debenture, all monies received or recovered by any Chargee under this Debenture (whether as a result of the enforcement of the Security constituted by this Debenture or otherwise) shall (by way of variation of the Conveyancing and Property Ordinance (Cap. 219)) be applied: 15.3.1 first, in the payment of the costs, charges and expenses incurred and payments made by any Receiver, the payment of his remuneration and the discharge of any liabilities incurred by such Receiver in, or incidental to, the exercise of any of his powers; 15.3.2 second, in the payment and satisfaction in full of the obligations of the Company under the Priority Note; 15.3.3 third, to the extent such monies are received or recovered on account of the Charged ASF Proceeds, in the payment and satisfaction in full of the obligations of the Company under the Contingent Note; and 15.3.4 fourth, to the extent such monies are received or recovered on account of the GTAT Collateral or the GTE Collateral, in the payment and satisfaction in full of the obligations of the Company under the Intercompany Sales Agreement. 15.4 Turnover by Chargees If at any time prior to the release of the Security constituted by this Debenture pursuant to Section 20 (Release of Security), any Chargee receives or recovers any payment from the Company which is not made pursuant to Clause 15.2 (Payments under Secured Documents) or Clause 15.3 (Application of Monies), such Chargee shall promptly notify each other Chargee of such receipt or recovery and apply the full amount of such receipt or recovery in the order set out in Clause 15.3 (Application of Monies). 15.5 Application by Company Any application under this Clause 15 shall override any application by the Company. 16. RECEIPT AND PROTECTION OF PURCHASERS 16.1 Receipt and Consideration The receipt of any Chargee or any Receiver shall be conclusive discharge to a purchaser of any part of the Charged Property from such Chargee or such Receiver and in making any sale or disposal of any part of the Charged Property or making any

- 16 - acquisition, any Chargee or any Receiver may do so for such consideration, in such manner and on such terms as it thinks fit. 16.2 Protection of Purchasers No purchaser or other person dealing with any Chargee or any Receiver shall be bound to inquire whether the right of such Chargee or such Receiver to exercise any of its powers has arisen or become exercisable or be concerned with any propriety or regularity on the part of such Chargee or such Receiver in such dealings. The protection given to purchasers from a mortgagee in Sections 52 and 55 of the Conveyancing and Property Ordinance (Cap. 219) shall apply equally to purchaser(s) and other person(s) dealing with any Chargee or any Receiver. 17. POWER OF ATTORNEY 17.1 Appointment and Powers The Company by way of security irrevocably (within the meaning of Section 4 of the Powers of Attorney Ordinance (Cap. 31)) appoints each Chargee and any Receiver severally to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things which such Chargee or such Receiver may consider to be necessary for: 17.1.1 carrying out any obligation imposed on the Company by this Debenture or any other agreement binding on the Company to which such Chargee is party (including without limitation the execution and delivery of any deeds, charges, assignments or other security and any transfers of the Charged Property or any part thereof); and 17.1.2 enabling such Chargee and any Receiver to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Debenture or by law (including, without limitation, upon or after the occurrence of an Event of Default, the exercise of any right of a legal or beneficial owner of the Charged Property or any part thereof). 17.2 Ratification The Company shall ratify and confirm all things done and all documents executed by any attorney in the exercise or purported exercise of all or any of his powers. 18. REPRESENTATIONS The Company makes the representations and warranties set out in this Clause 18 with respect to itself and the Charged Property to each Chargee on the date of this Debenture. 18.1 Nature of Security This Debenture creates the Security it purports to create and is not liable to be amended, avoided or otherwise set aside on its liquidation or otherwise.

- 17 - 18.2 Ranking of Security The Security created by this Debenture has the ranking it is expressed to have in this Debenture and (other than as provided in this Debenture, any Secured Document and the Existing Account Charge) is not subject to any prior ranking or pari passu ranking Security Interest. 19. EFFECTIVENESS OF SECURITY 19.1 Continuing Security The Security created by or pursuant to this Debenture shall remain in full force and effect as a continuing security for the Secured Obligations unless and until discharged by the Chargees. No part of the Security from time to time intended to be constituted by this Debenture will be considered satisfied or discharged by any intermediate payment, discharge or satisfaction of the whole or any part of the Secured Obligations. 19.2 Cumulative Rights The Security created by this Debenture and the Collateral Rights shall be cumulative, in addition to and independent of every other Security which the Chargees may at any time hold for any or all of the Secured Obligations or any rights, powers and remedies provided by law. No prior security held by the Chargees over the whole or any part of the Charged Property shall merge into the Security constituted by this Debenture. 19.3 Company's Obligations None of the obligations of the Company under this Debenture or the Collateral Rights shall be affected by an act, omission, matter, thing or event which, but for this Clause 19.3, would reduce, release or prejudice any of its obligations under this Debenture including (without limitation and whether or not known to it or to any Chargee): 19.3.1 the winding-up, dissolution, administration, reorganisation, death, insolvency, incapacity or bankruptcy of the Company or any other person or any change in its status, function, control or ownership; 19.3.2 any of the obligations of the Company or any other person under any Secured Document, or under any other security relating to any Secured Document being or becoming illegal, invalid, unenforceable or ineffective in any respect; 19.3.3 any time, waiver or consent granted to, or composition with, the Company or other person; 19.3.4 the release of the Company or any other person under the terms of any composition or arrangement with any creditor; 19.3.5 the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Company or other person or any non-presentation or non-

- 18 - observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security; 19.3.6 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Company or any other person; 19.3.7 any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Secured Document or any other document or security or of the Secured Obligations; 19.3.8 any unenforceability, illegality or invalidity of any obligation of any person under any Secured Document or any other document or security; 19.3.9 any insolvency or similar proceedings; 19.3.10 any claims or set-off right that the Company may have; or 19.3.11 any law, regulation or decree or order of any jurisdiction affecting the Company or any other person. 19.4 Remedies and Waivers No failure on the part of any Chargee to exercise, or any delay on its part in exercising, any Collateral Right shall operate as a waiver thereof or constitute an election to affirm this Debenture. No election by any Chargee to affirm this Debenture shall be effective unless it is in writing. No single or partial exercise of any Collateral Right shall preclude any further or other exercise of that or any other Collateral Right. 19.5 No Liability None of any Chargee, its nominee(s) or any Receiver shall be liable by reason of (a) taking any action permitted by this Debenture or (b) any neglect or default in connection with all or any part of the Charged Property or (c) taking possession of or realising all or any part of the Charged Property, except in the case of gross negligence or wilful default upon its part (as finally judicially determined). 19.6 Partial Invalidity If, at any time, any provision of this Debenture is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Debenture under such laws nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby and, if any part of the security intended to be created by or pursuant to this Debenture is invalid, unenforceable or ineffective for any reason, that shall not affect or impair any other part of that security.

- 19 - 19.7 Variation of Conveyancing and Property Ordinance (Cap. 219) The covenants implied under section 35 of, and the powers implied under section 51(1) of, and (subject to the provisions of this Debenture) the provisions of the Fourth Schedule to, the Conveyancing and Property Ordinance (Cap. 219) of the Laws of Hong Kong are varied and extended by this Debenture so that such covenants, powers and provisions shall take effect in relation to: 19.7.1 the creation (whether by assignment, charge or otherwise) of each and every element of any security constituted under or pursuant to this Debenture; and 19.7.2 each and every item of the Charged Property (whether mortgaged land or other assets of any kind). 19.8 No Prior Demand No Chargee shall be obliged to make any demand of or enforce any rights or claim against any person, to take any action or obtain judgment in any court against any person or to make or file any proof or claim in a liquidation, bankruptcy or insolvency of any person or to enforce or seek to enforce any other security in respect of any or all of the Secured Obligations before exercising any Collateral Right. 19.9 Settlement conditional Any settlement, discharge or release hereunder in relation to the Company or all or any part of the Charged Property shall be conditional upon no security or payment by the Company to, or recovery from the Company by, any Chargee being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application or any similar event or for any other reason and shall in the event of any such avoidance or reduction or similar event be void. 20. RELEASE OF SECURITY 20.1 Redemption of Security 20.1.1 At the time when the Priority Chargee confirms that (i) all Secured Obligations under the Priority Note have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Company under or in connection with the Priority Note have been irrevocably paid in full and (iii) the Company is not under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Priority Chargee under the Priority Note, the Priority Chargee shall, at the request (with reasonable notice) and cost of the Company, release and cancel the Priority Note Floating Charge and procure the reassignment to the Company of the property and assets assigned to the Priority Chargee pursuant to the Priority Note Floating Charge (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Debenture), subject to Clause 20.2 (Avoidance of Payments) and 19.9 (Settlement conditional) and without recourse to, or any representation or warranty by, any Chargee or any of its nominees, and provided that:

- 20 - (a) such release, cancellation and reassignment shall not in any way be deemed to constitute a release, cancellation or reassignment (or any other discharge) of the Security constituted by this Debenture in favour of the Contingent Chargee and the Intercompany Sales Chargees (including the Contingent Note Floating Charge and the Intercompany Sales Floating Charges); and (b) the Company hereby irrevocably agrees that, at the time at which the Priority Chargee grants any release, cancellation or reassignment under this Clause 20.1.1, the Company shall enter into a deed of confirmation (in a form acceptable to the Contingent Chargee and the Intercompany Sales Chargees) which confirms that notwithstanding any such release, cancellation or reassignment, the Security constituted by this Debenture in favour of the Contingent Chargee and the Intercompany Sales Chargees (including the Contingent Note Floating Charge and the Intercompany Sales Floating Charges) shall continue in full force and effect until such Security is released pursuant to Clause 20.1.2 or 20.1.3 (as applicable). 20.1.2 At the time when the Contingent Chargee confirms that (i) all Secured Obligations under the Contingent Note have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Company under or in connection with the Contingent Note have been irrevocably paid in full and (iii) the Company is not under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Contingent Chargee under the Contingent Note, the Contingent Chargee shall, at the request (with reasonable notice) and cost of the Company, release and cancel the Contingent Note Floating Charge and procure the reassignment to the Company of the property and assets assigned to the Contingent Chargee pursuant to the Contingent Note Floating Charge (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Debenture), subject to Clause 20.2 (Avoidance of Payments) and 19.9 (Settlement conditional) and without recourse to, or any representation or warranty by, any Chargee or any of its nominees, and provided that: (a) such release, cancellation and reassignment shall not in any way be deemed to constitute a release, cancellation or reassignment (or any other discharge) of the Security constituted by this Debenture in favour of the Priority Chargee and the Intercompany Sales Chargees (including the Priority Note Floating Charge and the Intercompany Sales Floating Charges); and (b) the Company hereby irrevocably agrees that, at the time at which the Contingent Chargee grants any release, cancellation or reassignment under this Clause 20.1.1, the Company shall enter into a deed of confirmation (in a form acceptable to the Priority Chargee and the Intercompany Sales Chargees) which confirms that notwithstanding any such release, cancellation or reassignment, the Security constituted by this Debenture in favour of the Priority Chargee and the Intercompany Sales Chargees (including the Priority Note Floating Charge and the Intercompany Sales Floating Charges) shall continue in

- 21 - full force and effect until such Security is released pursuant to Clause 20.1.2 or 20.1.3 (as applicable). 20.1.3 At the time when the Intercompany Sales Chargees confirm that (i) all Secured Obligations under the Intercompany Sales Agreement have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Company under or in connection with the Intercompany Sales Agreement have been irrevocably paid in full and (iii) the Company is not under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Intercompany Sales Chargees under the Intercompany Sales Agreement, the Intercompany Sales Chargees shall, at the request (with reasonable notice) and cost of the Company, release and cancel the Intercompany Sales Floating Charges and procure the reassignment to the Company of the property and assets assigned to the Intercompany Sales Chargees pursuant to the Intercompany Sales Floating Charges (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Debenture), subject to Clause 20.2 (Avoidance of Payments) and 19.9 (Settlement conditional) and without recourse to, or any representation or warranty by, any Chargee or any of its nominees, and provided that: (a) such release, cancellation and reassignment shall not in any way be deemed to constitute a release, cancellation or reassignment (or any other discharge) of the Security constituted by this Debenture in favour of the Priority Chargee and the Contingent Chargee (including the Priority Note Floating Charge and the Contingent Note Floating Charge); and (b) the Company hereby irrevocably agrees that, at the time at which the Contingent Chargee grants any release, cancellation or reassignment under this Clause 20.1.1, the Company shall enter into a deed of confirmation (in a form acceptable to the Priority Chargee and the Contingent Chargee) which confirms that notwithstanding any such release, cancellation or reassignment, the Security constituted by this Debenture in favour of the Priority Chargee and the Contingent Chargee (including the Priority Note Floating Charge and the Contingent Note Floating Charge) shall continue in full force and effect until such Security is released pursuant to Clause 20.1.2 or 20.1.3 (as applicable). 20.2 Avoidance of Payments If any Chargee considers that any amount paid or credited to or recovered by such Chargee by or from the Company is capable of being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws, the liability of the Company under this Debenture and the security constituted by this Debenture shall continue and such amount shall not be considered to have been irrevocably paid.

- 22 - 21. SUBSEQUENT AND PRIOR SECURITY INTERESTS 21.1 Subsequent security interests If any Chargee at any time receives or is deemed to have received notice of any subsequent Security or other interest affecting all or any part of the Charged Property or any assignment or transfer of the Charged Property which is prohibited by the terms of this Debenture, each payment thereafter by or on behalf of the Company to each Chargee shall be treated as having been credited to a new account of the Chargee receiving such payment and not as having been applied in reduction of the Secured Obligations as at the time when (or at any time after) such Chargee received such notice of such subsequent Security or other interest or such assignment or transfer. 21.2 Prior security interests In the event of any action, proceeding or step being taken to exercise any powers or remedies conferred by any prior ranking Security or upon the exercise by any Chargee or any Receiver of any power of sale under this Debenture or any Collateral Right, any Chargee may redeem any prior ranking Security over or affecting any Charged Property or procure the transfer of any such prior ranking Security to itself. Any Chargee may settle and agree the accounts of the beneficiary of any such prior Security and any accounts so settled and agreed will be conclusive and binding on the Company. All principal, interest, costs, charges, expenses and/or other amounts relating to and/or incidental to any such redemption or transfer shall be paid by the Company to such Chargee upon demand. 22. CURRENCY CONVERSION For the purpose of or pending the discharge of any of the Secured Obligations each Chargee may convert any money received, recovered or realised or subject to application by it under this Debenture from one currency to another, as such Chargee may think fit, and any such conversion shall be effected at such rate of exchange as may be available to such Chargee for the time being for obtaining such other currency with such first-mentioned currency. 23. STAMP TAXES The Company shall pay all stamp, registration and other taxes to which this Debenture, the Security contemplated in this Debenture and/or any judgment given in connection with this Debenture is, or at any time may be, subject and shall, from time to time, indemnify each Chargee on demand against any liabilities, costs, claims and/or expenses resulting from any failure to pay or delay in paying any such tax. 24. DISCRETION AND DELEGATION 24.1 Discretion Any liberty or power which may be exercised or any determination which may be made under this Debenture by any Chargee or any Receiver may (subject to the terms of this Debenture) be exercised or made in its absolute and unfettered discretion without any obligation to give reasons.

- 23 - 24.2 Delegation Each of any Chargee and any Receiver shall have full power to delegate (either generally or specifically) the powers, authorities and discretions conferred on it by this Debenture (including without limitation the power of attorney under Clause 17 (Power of Attorney)) on such terms and conditions as it shall see fit which delegation shall not preclude any subsequent exercise, any subsequent delegation or any revocation of such power, authority or discretion by any Chargee or any Receiver. 25. SET-OFF Each Chargee may set off any matured obligation due from the Company under any or all of the Secured Documents (to the extent beneficially owned by such Chargee) against any matured obligation owed by such Chargee to the Company, regardless of the place of payment, booking branch or currency of either obligation. If such obligations are in different currencies, such Chargee may convert either obligation at a market rate of exchange in its usual course of business for the purpose of such set- off. 26. CHANGES TO PARTIES 26.1 Successors This Debenture shall be binding upon and inure to the benefit of each party hereto and its and/or any subsequent successors and permitted assigns and transferees. Without prejudice to the foregoing, this Debenture shall remain in effect despite any amalgamation or merger (however effected) relating to any Chargee; and references to any Chargee herein shall be deemed to include any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of such Chargee under this Debenture or to which, under such laws, those rights and obligations have been transferred. 26.2 Assignment and Transfer by Chargees Each Chargee may: 26.2.1 assign all or any of its rights under this Debenture; and 26.2.2 transfer all or any of its obligations (if any) under this Debenture, to any person in accordance with the provisions of the Secured Documents. Upon such assignment and transfer taking effect, the assignee or transferee (as applicable) shall acquire an interest in this Debenture. 26.3 No assignment or transfer by Company The Company may not assign or transfer any or all of its rights (if any) and/or obligations under this Debenture.

- 24 - 27. AMENDMENTS AND WAIVERS Any provision of this Debenture may be amended or waived only by agreement in writing between the Company and each Chargee. 28. THIRD PARTY RIGHTS A person who is not a party to this Debenture has no right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623) to enforce or enjoy the benefit of any term of this Debenture. 29. COUNTERPARTS This Debenture may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. 30. GOVERNING LAW This Debenture is governed by the laws of Hong Kong. 31. JURISDICTION 31.1 Hong Kong Courts The courts of Hong Kong have exclusive jurisdiction to settle any dispute (a "Dispute") arising out of, or connected with this Debenture (including a dispute regarding the existence, validity or termination of this Debenture or the consequences of its nullity). 31.2 Convenient Forum The parties hereto agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary. 31.3 Exclusive Jurisdiction This Clause 31 (Jurisdiction) is for the benefit of the Chargees only. As a result and notwithstanding Clause 31.1 (Hong Kong Courts), nothing herein shall prevent any Chargee from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law any Chargee may take concurrent proceedings in any number of jurisdictions. 31.4 Waiver of immunity The Company waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of: (a) the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or

- 25 - (b) the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues. IN WITNESS WHEREOF this Debenture has been executed as a deed by the Company and each Chargee and is intended to be and is hereby delivered by each Chargee and the Company as a deed on the date specified above.